                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, various Registration Statements and amendments thereto for the registration under said Act of Individual Deferred Variable Annuity Contracts in connection with the MFS Variable Account. Nationwide Variable Account, Nationwide Variable
Account-II, Nationwide Variable Account-3, Nationwide Variable Account-4, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Fidelity Advisor Variable Account and Nationwide Multi-Flex Variable Account; and the registration of fixed interest rate options subject to a market value adjustment offered under some or all of the aforementioned Individual Variable Annuity Contracts in connection with the Nationwide Multiple Maturity Separate Account; and the registration of Group Flexible Fund Retirement Contracts in connection with the Nationwide DC Variable Account and the NACo Variable Account; and the registration of Group Common Stock Variable Annuity Contracts in connection with Separate Account No. 1; and the registration of variable life insurance policies in connection with the Nationwide VLI Separate
Account, Nationwide VLI Separate Account-2 and Nationwide VLI Separate Account-3 of Nationwide Life Insurance Company, hereby consitutues and appoints D. Richard McFerson, Peter F. Frenzer, Gordon E. McCutchan, W. Sidney Druen, and Joseph P. Rath, and each of them with power to act without the others, his/her attorney, with full power of substitution and resubstitution, for and in his/her name, place and stead. In any and all capacities, to approve, and sign such Registration Statements and any and all amendments thereto, with power to alter the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

        IN WITNESS WHEREOF, the undersigned have herewith set their names and seals as of this fifth day of April, 1995.


/s/ Lewis J. Alphin                                         /s/ C. Ray Noecker
---------------------------------------------------         -------------------------------------------------
Lewis J. Alphin, Director                                   C. Ray Noecker, Director

/s/ Willard J. Engel                                        /s/ Robert A. Oakley
---------------------------------------------------         -------------------------------------------------
Willard J. Engel, Director                                  Robert A. Oakley, Senior Vice President and Chief
                                                            Financial Officer
/s/ Fred C. Finney
---------------------------------------------------         /s/ James F. Patterson
Brad C. Finney, Director                                    -------------------------------------------------
                                                            James F. Patterson, Director
/s/ Peter F. Frenzer
---------------------------------------------------         /s/ Robert H. Rickel
Peter F. Frenzer,  President, Chief Operating               -------------------------------------------------
Officer and Director                                        Robert H. Rickel, Director

/s/ Charles L. Fuellgraf                                    /s/ Arden L. Shisler
---------------------------------------------------         -------------------------------------------------
Charles L. Fuellgraf, Jr., Director                         Arden L. Shisler, Director

/s/ Henry S. Holloway                                       /s/ Robert L. Stewart
---------------------------------------------------         -------------------------------------------------
Henry S. Holloway, Chairman of the Board,  Director         Robert L. Stewart, Director

/s/ D. Richard McFerson                                     /s/ Nancy C. Thomas
------------------------------------------------            -------------------------------------------------
D. Richard McFerson, Chief Executive Officer and            Nancy C. Thomas, Director
Director
                                                            /s/ Harold W. Weihl
/s/ David O. Miller                                         ------------------------------------------------
------------------------------------------------            Harold W. Weihl, Director
David O. Miller, Director